Exhibit 99.1

May 9, 2013

8:00 a.m. Eastern

Market Leader®Grows Revenue 27%

Accelerating revenue growth expected to continue throughout 2013

KIRKLAND, Wash. – May 9, 2013 – Market Leader, Inc. (NASDAQ: LEDR) today announced continued strong growth and financial results for the first quarter ended March 31, 2013, following yesterday’s announcement of its pending acquisition by Trulia, Inc. (NYSE: TRLA).

Trulia, a leading online marketplace for homebuyers, sellers, renters and real estate professionals, announced today that is has entered into a definitive agreement to acquire Market Leader for approximately $355 million, or an implied price of $11.33 per share (based on Trulia’s closing share price on Tuesday, May 7, 2013). Market Leader shareholders will receive $6.00 per share in cash and 0.1553 shares of Trulia’s common stock for each share of Market Leader common stock under the terms of the agreement that was unanimously approved by the boards of directors of both companies. The purchase price represents an 18% premium to Market Leader’s closing share price of $9.61 on Tuesday, May 7, 2013.

“We made strong financial progress once again in the first quarter, with revenue up 27% in this our 13th consecutive quarter of growth for Market Leader. Now, the combination of Trulia and Market Leader will give our 135,000 customers an incredible opportunity to gain access to the millions of transaction-ready consumers that visit Trulia each month, while providing Trulia customers with a great opportunity to utilize our industry leading end-to-end software platform to help them close even more business,” said Market Leader Chief Executive Officer Ian Morris. “By bringing our two outstanding companies together, we believe we will establish clear industry leadership, while providing our collective customers, employees, and shareholders with an immediate opportunity to capitalize on the tailwinds present in today’s real estate market.”

Revenue Growth Continues for 13th Consecutive Quarter

•	Revenue increased 27% to $12.9 million from $10.2 million in the first quarter of 2012.

•	Net loss was $2.8 million compared with $2.5 million in the first quarter of 2012; driven primarily by higher stock-based compensation.

•	Adjusted EBITDA increased to $200,000 from an Adjusted EBITDA loss of $400,000 in the first quarter of 2012.

•	Cash, cash equivalents and short-term investments totaled $22.0 million at March 31.

Strong Results Driven by Increasing Demand for Real Estate’s Leading SaaS Platform

Market Leader’s revenue growth has been driven in large part by the success that customers are experiencing with its software as a service (SaaS) based products. During the first quarter, demand for Market Leader’s industry leading software products drove some of the most robust new sales that the company has seen in many years.

These results validate Market Leader’s recent strategic investments in attracting new customers – investments that are helping drive strong revenue growth and reinforcing a trend that Market Leader expects will drive increased sales and penetration of its premium software products throughout 2013.

Product Enhancements Extend Software Leadership

During 2012, Market Leader extended its already sizable leadership in real estate software by making numerous enhancements to its comprehensive SaaS platform. These significant developments include integration of the industry’s leading email and print marketing suite with its software platform, providing real estate professionals with a single, fully integrated and comprehensive solution that includes everything they need to engage their contacts and close more business.

Market Leader has increased its customer base to 135,000 agents, from less than 20,000 just two years ago. During this period, the company has continued to deliver innovative product enhancements that have created even more value for this rapidly growing base of customers.

Yesterday, the company released Market Leader Mobile, a significantly enhanced version of the company’s mobile platform, which will deliver even more value to its customers. With Market Leader Mobile, customers now have the power of Market Leader’s end-to-end solution right on their mobile device, and can respond to new leads, search their contact database, email or call prospects, add contacts to “set it and forget it” marketing campaigns, and manage upcoming tasks.

This innovative new mobile platform is just the latest in a steady stream of product enhancements that help make Market Leader’s software the operating system that real estate professionals use to manage and grow their businesses.

Conference Call Cancelled

In light of yesterday’s announcement of the pending transaction with Trulia, Market Leader has cancelled its scheduled quarterly earnings conference call. The company plans to file its quarterly report on Form 10-Q on May 10, 2013.

About Market Leader, Inc.

Market Leader, founded in 1999, provides innovative online technology and marketing solutions for real estate professionals across the United States and Canada. The company serves 135,000 real estate agents, brokerages and franchisors, offering complete end-to-end solutions that enable them to grow and manage their businesses. Market Leader’s subscription-based real estate marketing software and services help customers generate a steady stream of prospects, plus provide the systems and training they need to convert those prospects into clients. In addition, the company’s national consumer real estate sites, including www.RealEstate.com, give its customers access to millions of future home buyers and sellers, while providing consumers with free access to the information they seek.

For more information on Market Leader visit www.MarketLeader.com.

For more information about today’s announcement of the proposed acquisition by Trulia, please visit http://ir.trulia.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or Market Leader’s anticipated plans, products, services, and financial performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Market Leader’s expectations, strategy, plans or intentions. These statements include those regarding the closing of the merger transaction, the expected timing of the merger transaction and the potential effects of the merger transaction, including if it does not close. These statements and, specifically, statements or predictions about Market Leader’s potential market, product development plans, future financial performance, strategies, expectations and intentions, including the merger transaction, are not guarantees of future performance or events and are subject to certain risks, uncertainties and assumptions that could cause actual results to differ materially from those indicated in this release, including: Market Leader’s ability to retain and increase its customer base, including enterprise customers, to sell premium products to real estate professionals associated with enterprise customers, to continue to grow revenues, to respond to competitive threats and real estate market conditions, to develop new products, to develop new revenue sources from its RealEstate.com assets, and with respect to the merger transaction, the ability to obtain regulatory approvals of the merger transaction on the proposed terms and schedule, the failure of Market Leader’s shareholders to approve the merger transaction, disruption to our business, including customer, employee and supplier relationships resulting from the merger transaction, the effect of the merger transaction on pricing, spending, third-party relationships and revenues, and other factors described in Market Leader’s most recent Form 10-K filed with the Securities and Exchange Commission. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of today’s date and Market Leader assumes no obligation to update any such statements to reflect events or circumstances after the date hereof.

Important Additional Information and Where to Find It

This filing is being made in respect of a proposed business combination involving Trulia and Market Leader. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Trulia will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that includes the preliminary proxy statement of Market Leader and that will also constitute a prospectus of Trulia. The information in the preliminary proxy statement/prospectus will not be complete and may be changed. Trulia may not sell the common stock referenced in the preliminary proxy statement/prospectus until the Registration Statement on Form S-4 filed with the Securities and Exchange Commission becomes effective. The preliminary proxy statement/prospectus and this filing are not offers to sell Trulia securities and are not soliciting an offer to buy Trulia securities in any state where the offer and sale is not permitted.

Market Leader will mail the definitive proxy statement/prospectus to each of its shareholders. THE PROXY STATEMENT/PROSPECTUS TO BE FILED WITH THE SEC RELATED TO THE PROPOSED TRANSACTION WILL CONTAIN IMPORTANT INFORMATION ABOUT TRULIA, MARKET LEADER, THE

PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC (OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) IN CONNECTION WITH THE PROPOSED MERGER, WHEN AVAILABLE.

Investors and shareholders will be able to obtain free copies of the Registration Statement on Form S-4 and definitive proxy statement/prospectus (when available) and other documents filed with the Securities and Exchange Commission by Market Leader and Trulia through the web site maintained by the Securities and Exchange Commission at www.sec.gov. Free copies of the definitive proxy statement/prospectus (when available) and other documents filed by Market Leader with the Securities and Exchange Commission can also be obtained on Market Leader’s website at www.marketleader.com. Free copies of the Registration Statement on Form S-4 and definitive proxy statement/prospectus (when available) and other documents filed by Trulia with the Securities and Exchange Commission can also be obtained on Trulia’s website at www.trulia.com.

Participants in the Acquisition of Market Leader

Market Leader, Trulia and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the Securities and Exchange Commission, be considered participants in the solicitation of Market Leader shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus described above when filed with the Securities and Exchange Commission. Additional information regarding Trulia’s executive officers and directors is included in Trulia’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 29, 2013, and additional information regarding Market Leader’s executive officers and directors is included in Market Leader’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 15, 2013. You can obtain free copies of these documents from Trulia or Market Leader using the contact information above.

Non-GAAP Measure

Adjusted EBITDA is a non-GAAP financial measure provided as a complement to results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Adjusted EBITDA is not a substitute for measures determined in accordance with GAAP, and may not be comparable to Adjusted EBITDA as reported by other companies. Our use of the term “Adjusted EBITDA” refers to a financial measure defined as earnings or loss before net interest, income taxes, depreciation, amortization, and stock-based compensation. We believe Adjusted EBITDA to be relevant and useful information to our investors as this measure is an integral part of our internal management reporting and planning process and is the primary measure used by our management to evaluate operating performance. Following is the reconciliation of net loss, the most comparable GAAP measure, to Adjusted EBITDA, for each of the periods presented (in thousands, unaudited):

Market Leader, Inc.

NON-GAAP FINANCIAL MEASURE AND RECONCILIATION

(In thousands)

(unaudited)

	Three months ended March 31,
	2013	2012
Net loss	$(2,781)	$(2,522)
Adjustments:
Stock-based compensation	1,369	633
Depreciation and amortization of property and equipment	827	644
Amortization of intangible assets	787	823
Other expense	1	19

Adjusted EBITDA	$203	$(403)

Market Leader, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(unaudited)

	Three months ended March 31,
	2013	2012
Revenues	$12,924	$10,186
Expenses:
Sales and marketing (1)	8,845	7,028
Technology and product development (1)	2,942	2,339
General and administrative (1)	2,303	1,855
Depreciation and amortization of property and equipment	827	644
Amortization of intangible assets	787	823

Total expenses	15,704	12,689

Loss from operations	(2,780)	(2,503)
Interest income, net	6	9

Loss before income tax expense	(2,774)	(2,494)
Income tax expense (benefit)	7	28

Net loss	$(2,781)	$(2,522)

Net loss per share - basic and diluted	$(0.10)	$(0.10)

Number of shares used in per share calculations	26,734	25,447

(1)	Stock-based compensation is included in the expense line items above in the following amounts:

	2013	2012
Sales and marketing	$373	$355
Technology and product development	438	50
General and administrative	558	228

	$1,369	$633

Market Leader, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

(unaudited)

	March 31,	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$10,982	$11,165
Short-term investments	11,007	11,034
Accounts receivable, net of allowance of $41 and $14, respectively	1,053	854
Prepaid expenses and other current assets	1,164	999

Total current assets	24,206	24,052
Property and equipment, net of accumulated depreciation of $16,375 and $15,941, respectively	5,764	5,486
Intangible assets, net of accumulated amortization of $14,035 and $13,307, respectively	6,952	7,672
Goodwill	1,861	1,861

Total assets	$38,783	$39,071

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$1,385	$978
Accrued compensation and benefits	3,115	3,194
Accrued expenses and other current liabilities	1,399	1,195
Deferred rent, current portion	109	177
Deferred revenue	1,070	1,126

Total current liabilities	7,078	6,670
Stock appreciation right liability	1,917	1,044
Other noncurrent liabilities	72	56

Total liabilities	9,067	7,770
Shareholders’ equity:
Preferred stock, par value $0.001 per share, stated at amounts paid in; authorized 30,000,000 shares; none issued and outstanding	—	—
Common stock, par value $0.001 per share, stated at amounts paid in; authorized 120,000,000 shares; issued and outstanding 26,998,840 and 26,634,447 shares at March 31, 2013 and December 31, 2012, respectively	79,236	78,040
Accumulated deficit	(49,520)	(46,739)

Total shareholders’ equity	29,716	31,301

Total liabilities and shareholders’ equity	$38,783	$39,071

Market Leader, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Three months ended March 31,
	2013	2012
Cash flows from operating activities:
Net loss	$(2,781)	$(2,522)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	827	644
Amortization of intangible assets	787	823
Stock-based compensation	1,369	633
Changes in certain assets and liabilities:
Accounts receivable, net of allowance	(199)	(135)
Prepaid expenses and other current assets	(139)	387
Accounts payable	318	(239)
Accrued compensation and benefits	(79)	(271)
Accrued expenses and other current liabilities	199	(797)
Deferred rent	(50)	(79)
Deferred revenue	(56)	247

Net cash provided by (used in) operating activities	196	(1,309)

Cash flows from investing activities:
Purchases of short-term investments	(2,999)	(2,998)
Sales of short-term investments	3,000	4,958
Purchases of property and equipment	(1,042)	(1,229)

Net cash (used in) provided by investing activities	(1,041)	731

Cash flows from financing activities:
Value of equity awards withheld for tax liability and award exercises	(182)	(90)
Proceeds from exercises of stock options	844	259

Net cash provided by financing activities	662	169

Net decrease in cash and cash equivalents	(183)	(409)
Cash and cash equivalents at beginning of period	11,165	7,958

Cash and cash equivalents at end of period	$10,982	$7,549

Investor Contact:

Mark Lamb

Director of Investor Relations

Market Leader, Inc.

425.952.5801

markl@marketleader.com

Press Contact:

Matt Heinz

Heinz Marketing for Market Leader, Inc.

877.291.0006

matt@heinzmarketing.com